October 9, 1998



                       1998 Annual Meeting of Stockholders
                                December 2, 1998


Dear Stockholder:

         It's a pleasure for us to extend to you a cordial invitation to attend the 1998 Annual Meeting of Magellan Petroleum Corporation at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827, Wednesday, December 2, 1998 at 1:00 P.M. (telephone 407-825-1234).

         While we are aware that most of our stockholders are unable personally to attend the Annual Meeting, proxies are solicited so that each stockholder has an opportunity to vote on all matters to come before the meeting. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

         Besides helping us conduct business at the annual meeting, there is another reason for you to return your proxy vote card. Under the abandoned property law of some jurisdictions, a stockholder may be considered "missing" if that stockholder has failed to communicate with us in writing. The return of your proxy vote card qualifies as written communication with us.

         The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

         As in the past, members of management will review with you the Company's results and will be available to respond to questions during the meeting.

         We look forward to seeing you at the meeting.

                                                  Sincerely,



                                                  James R. Joyce
                                                  President

                         MAGELLAN PETROLEUM CORPORATION
                                 149 Durham Road
                               Oak Park - Unit 31
                                Madison, CT 06443

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                December 2, 1998

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of MAGELLAN PETROLEUM CORPORATION, a Delaware Corporation (the "Company"), will be held on Wednesday, December 2, 1998 at 1:00 P.M., local time at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827 for the following purposes:


         1.       To elect two directors of the Company;

         2. To ratify the appointment of independent auditors of the Company for the fiscal year ending June 30, 1999; and

         3.       To approve the 1998 Stock Option Plan.

         4. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         This notice and proxy statement and the enclosed form of proxy are being sent to stockholders of record at the close of business on October 9, 1998 to enable such stockholders to state their instructions with respect to the voting of the shares. Proxies should be returned to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, NY 10269, in the reply envelope enclosed.

                                             By order of the Board of Directors,

Dated:  October 9, 1998                      Timothy L. Largay
                                             Secretary






--------------------------------------------------------------------------------
                                RETURN OF PROXIES

WE URGE EACH STOCKHOLDER WHO IS UNABLE TO ATTEND THE MEETING TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE ENCLOSED.
--------------------------------------------------------------------------------

                         MAGELLAN PETROLEUM CORPORATION
                                 149 Durham Road
                               Oak Park - Unit 31
                                Madison, CT 06443



                                 PROXY STATEMENT


                               GENERAL INFORMATION

         This proxy statement is furnished to stockholders of Magellan Petroleum Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on Wednesday, December 2, 1998 at 1:00 P.M., local time, at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827 and at any adjournments or postponements thereof. The notice of meeting, proxy statement, and proxy are first being mailed to stockholders on or about October 9, 1998. The proxy may be revoked at any time before it is voted by (i) so notifying the Company in writing; (ii) signing and dating a new and different proxy card of a later date; or (iii) voting your shares in person or by your duly appointed agent at the meeting.

         The persons named in the enclosed form of proxy will vote the shares of Common Stock represented by said proxy in accordance with the specifications made by means of a ballot provided in the proxy, and will vote the shares in their discretion on any other matters properly coming before the meeting or any adjournment or postponement thereof. The Board of Directors knows of no matters which will be presented for consideration at the meeting other than those matters referred to in this proxy statement.

         The record date for the determination of stockholders entitled to notice of and to vote at the meeting has been fixed by the Board of Directors as the close of business on October 9, 1998. On that date, there were 25,032,495 outstanding shares of Common Stock of the Company, par value $.01 per share ("Common Stock"). Each outstanding share of Common Stock is entitled to one vote.

                                   PROPOSAL 1
                            ELECTION OF TWO DIRECTORS

         In accordance with the Company's By-Laws, two directors are to be elected to hold office for terms of three years each, expiring with the 2001 Annual Meeting of Stockholders. The Company's By-Laws provide for three classes of directors who are to be elected for terms of three years each and until their successors shall have been elected and shall have been duly qualified. Both nominees are currently directors of the Company. Mr. Heath has indicated his intention to serve only one year of his three year term. The Board of Directors expects to nominate a successor to Mr. Heath to complete his three year term at the 1999 Annual Meeting of Stockholders. If no one candidate for a directorship receives the affirmative vote of a majority of both the shares voted and of the stockholders present in person or by proxy and voting thereon, then the candidate who receives the majority in number of the stockholders present in person or by proxy and voting thereon, shall be elected. The persons named in the accompanying proxy will vote properly executed proxies for the election of the persons hereinafter named, unless authority to vote for either or both nominees is withheld.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                    VOTE "FOR" THE ELECTION OF THE NOMINEES.

         The following table sets forth certain information about each nominee for director and each director whose term of office continues beyond the 1998 Annual Meeting. The information presented includes, with respect to each such person, his business history for at least the past five years; his age as of the date of this proxy statement; his other directorships, if any; his other positions with the Company, if any; and the year during which he first became a director of the Company.

                                             Other
                            Director         Offices Held
Name                        Since            with Company         Age and Business Experience

Nominees for three year terms expiring at the 2001 Annual Meeting:

Dennis D. Benbow            1985            None                  Mr. Dennis D. Benbow has been the General  Manager
                                                                  of Magellan  Petroleum  Australia Limited ("MPAL")
                                                                  since  July 7, 1993.  He had served as  Operations
                                                                  Manager  of MPAL from 1980 until his  election  as
                                                                  General  Manager.  He has been a director  of MPAL
                                                                  since 1983.  Age fifty-nine.


Benjamin W. Heath           1957            None                  Mr.   Benjamin  W.  Heath  was  President  of  the
                                                                  Company  from  1957  until he  retired  from  that
                                                                  position on June 30, 1993 and was  Chairman of the
                                                                  Board  of  MPAL  until   September  2,  1997.   He
                                                                  continues  to  be  President  and  a  director  of
                                                                  Coastal Caribbean Oils & Minerals,  Ltd. ("Coastal
                                                                  Caribbean"),   a  director   of  Canada   Southern
                                                                  Petroleum   Ltd.    ("Canada    Southern").    Age
                                                                  eighty-four.

Directors continuing in office with terms expiring at the 1999 Annual Meeting:

James R. Joyce              1993            President and Chief   Mr.  James  R.  Joyce  has  been  President  since
                                            Financial Officer     July 1,  1993 and Chief  Financial  Officer  since
                                                                  January 1990.  Mr.  Joyce  has  been  President of
                                                                  G&O'D  INC  since  July  1,  1994,  a  firm  which
                                                                  provides accounting  and administrative  services,
                                                                  office facilities and support staff to the Company
                                                                  and  other clients.  He had been Vice President of
                                                                  G&O'D INC from 1979 until June 1994. Mr. Joyce has
                                                                  been  Treasurer  of  Coastal Caribbean  since June
                                                                  1994.  Age fifty-seven.

                                             Other
                            Director         Offices Held
Name                        Since            with Company         Age and Business Experience

Timothy L. Largay           1996            Secretary             Timothy  L.  Largay  has been a partner in the law
                                                                  firm of Murtha,  Cullina,  Richter  and Pinney LLP
                                                                  ("Murtha  Cullina"),  Hartford,  Connecticut since
                                                                  1974.  He served as a  director  and  Chairman  of
                                                                  the  Board  of  Raymond   Engineering,   Inc.,   a
                                                                  publicly held defense  contractor,  from 1984-1986
                                                                  and as a director  of Buell  Industries,  Inc.,  a
                                                                  publicly  held  manufacturer  from  1976-1990.  On
                                                                  October  1,  1997,   Mr.   Largay  was  elected  a
                                                                  director of Canada  Southern.  Murtha  Cullina has
                                                                  been  retained  by the  Company for more than five
                                                                  years and is being  retained  during  the  current
                                                                  year.   Age fifty-five.

Directors continuing in office with terms expiring at the 2000 Annual Meeting:

Walter McCann               1983             Audit Committee      Mr.  Walter  McCann  has  been  the  President  of
                                                                  Richmond  College,   The  American   International
                                                                  University,  located  in  London,  England,  since
                                                                  January  1993.  Mr.  McCann was elected a director
                                                                  of MPAL, the Company's  majority owned subsidiary,
                                                                  on  September 2, 1997.  From 1985 to 1992,  he was
                                                                  President  of Athens  College in  Athens,  Greece.
                                                                  He was the Dean of the Barney  School of  Business
                                                                  and Public Administration,  University of Hartford
                                                                  from  1979 to 1985.  He is a member of the Bars of
                                                                  Massachusetts  and the District of  Columbia.  Age
                                                                  sixty-one.

Ronald P. Pettirossi        1997             Audit Committee      Mr. Ronald P.  Pettirossi was elected on April 24,
                                                                  1997 to fill the  vacancy  created  by Mr. C. Dean
                                                                  Reasoner's resignation on   March  11,  1997.  Mr.
                                                                  Pettirossi  was  the  Chief  Financial  Officer of
                                                                  Discas,  Inc.  from  February 1997 to August 1998.
                                                                  Discas, Inc.  is a  Waterbury,  Connecticut  based
                                                                  proprietary    plastic   and   rubber    compounds
                                                                  manufacturer.  Mr. Pettirossi  has been  President
                                                                  of ER Ltd., a consulting  company since October 1,
                                                                  1995.  Mr. Pettirossi  is a former  audit  partner
                                                                  of Ernst & Young LLP,  who has worked  with public
                                                                  and privately  held  companies  for 31 years.  Age
                                                                  fifty-five.

-----------------
* All of the named companies are engaged in oil, gas or mineral exploration and/or development, except where noted.

         All officers are elected annually and serve at the pleasure of the Board of Directors. No family relationships exist between any of the directors or officers.

                                   COMMITTEES

         The only  standing  committee of the Board is the Audit  Committee,  of which Messrs. McCann and Pettirossi are the sole members. The principal functions of the Audit Committee are: (1) to meet or otherwise communicate with the Chief Financial Officer and those assisting him and request these individuals to undertake such projects and provide such information as the Audit Committee deems appropriate; (2) to approve the engagement or discharge of the Company's independent auditors, meet with such auditors at least twice a year and scrutinize their performance; (3) to require documentation relating to periodic reports, statements and filings with regulatory agencies to determine that appropriate review of such material has been made, as provided in the Company's policies, by qualified individuals such as outside legal counsel, independent auditors, the Chief Executive Officer, and other individuals as necessary; (4) to require counsel regularly to advise the Committee as to current legal requirements applicable to the Company; and (5) to report regularly to the Board as to the Company's accounting policies and procedures and compliance therewith.

         The Board has no standing nominating, compensation or stock option committees. The functions that would be performed by such committees are performed by the full Board.

         Five meetings of the Board and two meetings of the Audit Committee were held during the year ended June 30, 1998. No director attended less than 75% of the aggregate number of meetings held by the Board and the committee on which he served.

                             ADDITIONAL INFORMATION
                   CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

         The following table sets forth certain summary information concerning the compensation of Mr. James R. Joyce, who is President and Chief Executive Officer of the Company, and each of the most highly compensated executive officers of the Company who earned in excess of $100,000 during fiscal year 1998 (collectively, the "Named Executive Officers").

========================================================================================================
                                        Summary Compensation Table
--------------------------------------- -------------------------- ------------------- -----------------

                                                                       Long Term          All Other
                                                                      Compensation       Compensation
                                           Annual Compensation           Awards              ($)

--------------------------------------- ------------- ------------ ------------------- -----------------
     Name and Principal Position           Fiscal       Salary        Options/SARs
                                            Year          ($)             (#)
--------------------------------------- ------------- ------------ ------------------- -----------------
James R. Joyce (1)                          1998           -               -                  -
  President , Chief  Financial              1997           -               -                  -
  Officer, and a director of                1996           -               -                  -
  the Company
--------------------------------------- ------------- ------------ ------------------- -----------------
Dennis D. Benbow (2)                        1998        168,332            -                 14,996
  Director and General Manager - MPAL       1997        189,015            -                 10,449
                                            1996        178,185            -                 10,243
========================================================================================================

(1) Fees paid to G&O'D INC for Mr. Joyce's services only and related overhead in fiscal years 1998, 1997 and 1996 were $172,744, $148,588 and $123,700, respectively. It is expected that G&O'D INC will continue to receive fees for providing accounting and administrative services, office facilities and support staff provided to the Company by G&O'D INC, and that Mr. Joyce will receive no additional compensation or other direct benefits from the Company for serving as President and Chief Financial Officer and a director of the Company. See "Certain Business Relationships and Transactions" below.

(2) Mr. Benbow has an employment contract with MPAL that is effective for a term of three years beginning January 1, 1998. Mr. Benbow's salary is subject to an annual adjustment for changes in the Australian Consumer Price Index. In the event that Mr. Benbow is terminated by MPAL prior to December 31, 2000, without cause, he will be entitled to the balance of his unpaid salary for the remaining period of the employment agreement. MPAL has a termination policy applicable to all MPAL employees (including Mr. Benbow) which provides for three weeks of pay for each year of service up to a maximum 52 weeks of salary. If the termination payment exceeded the amount due under his employment agreement, Mr. Benbow would be entitled to the termination payment in lieu of any unpaid salary amount.

         Defined Benefit or Actuarial Plan Disclosure

         Under the terms of MPAL's funded pension plan, Mr. Benbow will receive a lump sum payment from an insurance carrier upon his retirement which will be a multiple of 4.6 times the average of his basic salary for his highest average salary over three consecutive years. Based on Mr. Benbow's annual average salary for the three years ended June 30, 1998, such lump sum payment would have been $521,000, if he retired, died or was disabled.

         Mr. Joyce is not covered by any pension plan funded by the Company.

         Messrs. Benjamin W. Heath, Timothy L. Largay,  Walter McCann and Ronald
P. Pettirossi are each paid director's fees of $25,000 per annum.

         Mr. Heath receives a reimbursement of $500 per month for office and secretarial expenses from the Company. Mr. Heath also received a similar reimbursement of $833 per month from MPAL, in his capacity as a consultant.

         Under the Company's medical reimbursement plan for all outside directors, the Company reimburses certain directors the cost of their medical premiums, up to $500 per month. During fiscal 1998, the cost of this plan was $10,928.

Stock Options

         The following table provides information about stock options exercised during fiscal 1998 and unexercised stock options held by the Named Executive Officers at the end of fiscal year 1998.

=======================================================================================================================
                           Aggregated Option/SAR Exercises in Fiscal 1998 and June 30, 1998
                                                   Option/SAR Values Table
-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Value of
                                                                    Number of                    Unexercised
                                                                   Unexercised                   In-The-Money
                           Securities                              Options/SARs                  Options/SARs
                           Underlying                          at 1998 Year-end (#)          at 1998 Year-end ($)
------------------------  Options/SARs         Value      ------------- ---------------  ------------- ----------------
         Name            On Exercise (#)    Realized ($)   Exercisable   Unexercisable    Exercisable   Unexercisable
------------------------ ---------------   -------------- ------------- ---------------  ------------- ----------------
James R. Joyce                  -                -           100,000           -           147,000            -
------------------------ ---------------   -------------- ------------- ---------------  ------------- ----------------
Dennis D. Benbow                -                -            50,000           -            73,000            -
=======================================================================================================================

Compensation Committee Interlocks and Insider Participation

         The only officers or employees of the Company or any of its subsidiaries, or former officers or employees of the Company of any of its subsidiaries, who participated in the deliberations of the Board concerning executive officer compensation during the fiscal year ended June 30, 1998 were Messrs. Benjamin W. Heath, Dennis B. Benbow and James R. Joyce. At the time of such deliberations, Messrs. Benbow and Joyce were directors of the Company and MPAL. None of the above individuals participated in any discussions or deliberations regarding their own compensation.

Compensation Committee Report

         The Company does not maintain a compensation committee; compensation decisions are made by the Board of Directors as a whole. The compensation of each of the Company's executive officers over the past several years has been determined as discussed below. In establishing compensation, the Company has considered the value of the services rendered, the skills and experience of each executive officer, the Company's circumstances and other factors. The Board did not establish specific guidelines governing last year's compensation for executive officers, and there was no specific relationship between corporate performance and the compensation of executive officers in the fiscal year ended June 30, 1998.

         Mr. Benbow's compensation was determined by the independent directors of MPAL. Consistent with its usual practice on compensation of MPAL employees, the Board of Directors of the Company did not intervene in that determination. The Company has for several years maintained an arrangement with G&O'D, INC whereby G&O'D, INC is compensated for its services on an hourly basis, including Mr. Joyce's services in fiscal 1998 as President and Chief Financial Officer of the Company. Statements for such services were submitted to the Company's directors for review and approval. The Company had no other executive officers in fiscal 1998.

         Dennis D. Benbow           Timothy L. Largay
         Benjamin W. Heath          Walter McCann
         James R. Joyce             Ronald P. Pettirossi

Tax Deductibility of Compensation

         At  this  time,   The   Company   does  not  expect  that  the  Revenue
Reconciliation Act of 1993 will have any effect on the Company's executive compensation for the following reasons:

         1. It is not likely that compensation to any executive will exceed $1 million.

         2. The only executive officer receiving a salary is paid by MPAL, which is a foreign corporation not subject to taxation in the United States.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its copies of forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during the just completed fiscal year, its executive officers, directors, and greater than 10% beneficial owners compiled with all applicable filing requirements.

Certain Business Relationships and Transactions

         G&O'D INC

         During the year ended June 30, 1998, $248,174 was paid or accrued for providing accounting and administrative services, office facilities and support staff to the Company by G&O'D INC ("G&O'D"), a firm that is owned by Mr. James
R. Joyce, President and Chief Financial Officer. The services rendered by G&O'D to the Company include the following: preparation and filing of all reports required by Federal and State governments, preparations of reports and registration statements required under the Federal securities laws; preparation and filing of interim, special and annual reports to Stockholders; maintaining corporate ledgers and records; furnishing office facilities and record retention. G&O'D is also responsible for the investment of the Company's available funds and other banking relations and securing adequate insurance to protect the Company. G&O'D is responsible for the preparation and maintenance of all the minutes of any directors' and stockholders' meetings, arranging all meetings of directors and stockholders, coordinating the activities and services of all companies and firms rendering services to the Company, responding to stockholder inquiries, and such other services as may be requested by the Company. G&O'D maintains and provides current information about the Company's activities so that the directors of the Company may keep themselves informed as to the Company's activities. G&O'D's fees are based on the time spent in performing these services to the Company.

Murtha, Cullina, Richter and Pinney LLP

         Mr. Timothy L. Largay, a director of the Company, is a member of the law firm of Murtha, Cullina, Richter and Pinney LLP, which firm was paid fees of $36,366 for fiscal 1998.

Royalty Interests

         Mr. Benjamin W. Heath has overriding royalty interests on certain oil and gas properties in which the Company also has interests. These royalties were received directly or indirectly from the Company:

         Benjamin W. Heath
         -----------------
                  Property                  Royalty
                  --------                  -------
         Amadeus Basin, Australia:
                  Dingo                     .1285469% (*) and .0770625%
                  Palm Valley               .1480469% (*) and .1758125%
                  Mereenie                  .1187969% (*) and .0276875%
         Kotaneelee gas field, Canada       .128% (*)

         (*) Held by a marital trust in which Mr. Heath has a 54.4% income interest.

         Mr. Heath received (directly and indirectly) gross royalty payments of $46,044, with respect to his royalty interests during the year ended June 30, 1998. These amounts represent payments by all of the owners of the fields, and not just the Company's share. Mr. Heath received these royalty interests between 1957 and 1968, prior to any oil and gas discoveries.

Security Ownership of Management

         The following table sets forth information as to the number of shares of the Company's Common Stock owned beneficially as of October 1, 1998 by each director and each Named Executive Officer listed in the Summary Compensation Table and by all directors and executive officers of the Company as a group:

                                         Amount and Nature of
   Name of Individual or Group           Beneficial Ownership*  Percent of Class
                                          Shares      Options

Dennis D. Benbow                          32,000       50,000          **
Benjamin W. Heath                         20,000            -          **
James R. Joyce                            66,000      100,000          **
Timothy L. Largay                          3,000       50,000          **
Walter McCann                             80,868            -          **
Ronald P. Pettirossi                       1,500            -          **
Directors and Executive Officers as a
  Group (a total of 6)                   203,368      200,000         1.6%


   * Unless otherwise indicated, each person listed has the sole power to vote and dispose of the shares listed.
   **    The percent of class owned is less than 1%.

                                   PROPOSAL 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1999. Ernst & Young LLP and its predecessor have been the Company's independent auditors for many years. Although ratification by stockholders is not required by law, the Board requests that stockholders ratify this appointment. The proxy permits a stockholder to vote for, to vote against, or to abstain from voting for the ratification of the appointment of auditors. If no specification is indicated, the shares will be voted in favor of ratifying the appointment of Ernst & Young LLP. If ratification is not obtained, the Board will reconsider the appointment. Representatives of Ernst & Young LLP will not be present at the Annual Meeting.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                             VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3
                             1998 STOCK OPTION PLAN

         On December 3, 1997, the Board of Directors approved the 1998 Stock Option Plan (the "Plan") that permits the granting of stock options ("Options") and stock appreciation rights ("SARs") to the directors, officers, key employees and consultants of the Company, its subsidiaries, and any business in which the Company has a substantial interest. The effectiveness of the Plan is subject to prior shareholder approval. Reference is made to Exhibit A for the terms of the Plan, which are set forth in full therein.

Purpose of the Plan

         The purpose of the Plan is to further the success of the Company and its subsidiaries or affiliates by making stock of the Company available for purchase by directors, officers, key employees and consultants of the Company and its subsidiaries or affiliates, and thus to provide an additional incentive to such persons to continue their affiliation with the Company and its subsidiaries or affiliates and to give them a greater interest in the success of the Company.

         Under the terms of the Plan, a maximum of 1,000,000 shares of the Company's Common Stock, par value $.01 per share ("the Common Stock") can be issued, and no shares can be issued at a price less than the fair value of such shares on the date of grant. As of October 1, 1998, the closing price of one share of Common Stock on the Pacific Exchange was $1.69.

Plan Administration

         Unless otherwise determined by the Board of Directors, the Plan will be administered by the Board of Directors who will act as a committee of the whole (the "Committee"). The Committee will determine the persons to whom Options or SARs are to be granted, the number of shares which may be acquired upon the exercise of each Option or SAR, the purchase price at which the Options or SARs are exercisable, the time or times at which Options or SARs shall be granted, and the time or times at which Options or SARs can be exercised and whether in whole or installments.

Stock Options

         The Plan provides for the grant of Options to purchase shares of Common Stock subject to terms as determined by the Committee and evidenced in a form also determined by the Committee. The purchase price of each Option may not be less than the fair market value of the Common Stock on the date of grant.

         Unless determined otherwise by the Committee or in an option agreement, Options will vest over a three year period. The Plan also includes provisions for the cashless exercise of Options and, at the Committee's discretion, the granting of "Reload Options" when an optionee exercises an Option granted under the Plan and makes payment using previously owned shares of Common Stock.

         The Options, which are nontransferable except as specified in the Plan, can have a maximum period of ten years, and may expire earlier in the event that the optionee dies or, in the case of employees, employment with the Company is terminated.

Stock Appreciation Rights

         The Plan also provides for the grant of SARs subject to terms as determined by the Committee and evidenced in a form also determined by the Committee. SARs may be granted alone, simultaneously with a grant of Options under the Plan, or subsequent to a grant of Options under the Plan. The exercise price of each SAR granted alone may not be less than the fair market value of one share of the Common Stock on the date of grant. SARs granted simultaneously with or subsequent to a grant of Options have the same exercise price as the related Option, but are exercisable only when the fair market value of Common Stock subject to the SAR and related Option exceeds the exercise price thereof. Unless determined otherwise by the Committee or in a SAR agreement, SARs will vest over a three year period.

         SARs, which are nontransferable except as specified in the Plan, can have a maximum period of ten years, and are deemed exercised at the end of ten years if the fair market value of the Common Stock exceeds the exercise price. SARs may expire earlier in the event that the optionee dies or, in the case of employees, employment with the Company is terminated.

Tax Consequences

         A recipient will not realize any taxable income upon the grant of an Option or SAR, nor will the Company generally be entitled to a deduction. However, a recipient will realize taxable income in an amount equal to the excess of the fair market value of the Common Stock acquired over the option price paid at the time of exercise on an Option or an amount equal to the cash or fair market value of the Common Stock received upon the exercise of a SAR. The Company will not be entitled to a corresponding deduction. The sum of the exercise price plus the benefit received upon the exercise of the Option or SAR becomes the recipient's tax basis in the stock to be used for purposes of computing gain or loss upon any subsequent disposition. When the shares acquired by exercise of an Option or SAR are sold, any gain will be taxed as capital gain.

         The income tax consequences to a recipient are dependent on the particular facts and circumstances of the particular grant and the particular circumstances of the recipient.

         There have been no Options or SARs granted under the Plan as of the date herein.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                             VOTE "FOR" PROPOSAL 3.

                                  OTHER MATTERS

         If any other matters are properly presented to stockholders for a vote at the meeting, the persons named as proxies on the proxy card will have discretionary authority, to the extent permitted by law, to vote on such matters in accordance with their best judgment. The Board of Directors knows of no other matters which will be presented to stockholders for consideration at the meeting other than the matters referred to in Proposals 1, 2 and 3 above.

                           VOTE REQUIRED FOR APPROVAL

         Each outstanding share of Common Stock is entitled to one vote. Article Twelfth of the Company's Certificate of Incorporation provides that:

                  Any matter to be voted upon at any meeting of stockholders must be approved, not only by a majority of the shares voted at such meeting (or such greater number of shares as would otherwise be required by law or this Certificate of Incorporation), but also by a majority of the stockholders present in person or by proxy and entitled to vote thereon; provided, however, except and only in the case of the election of directors, if no candidate for one or more directorships receives both such majorities, and any vacancies remain to be filled, each person who receives the majority in number of the stockholders present in person or by proxy and voting thereon shall be elected to fill such vacancies by virtue of having received such majority. When shares are held by members or stockholders of another company, association or similar entity and such persons act in concert, or when shares are held by or for a group of stockholders whose members act in concert by virtue of any contract, agreement or understanding, such persons shall be deemed to be one stockholder for the purposes of this Article.

         The Company may require brokers, banks and other nominees holding shares for beneficial owners to furnish information with respect to such beneficial owners for the purpose of applying the last sentence of Article Twelfth.

         Only stockholders of record are entitled to vote; beneficial owners of Common Stock of the Company whose shares are held by brokers, banks and other nominees (such as persons who own shares in "street name") are not entitled to a vote for purposes of applying the provision relating to the vote of a majority of stockholders. Each stockholder of record is considered to be one stockholder, regardless of the number of persons who might have a beneficial interest in the shares held by such stockholder. For example, assume XYZ broker is the stockholder of record for ten persons who each beneficially own 100 shares of the Company, eight of these beneficial owners direct XYZ to vote in favor of a proposal and two direct XYZ to vote against the proposal. For purposes of determining the vote of the majority of shares, 800 shares would be counted in favor of the proposal and 200 shares against the proposal. For purposes of determining the vote of a majority of stockholders, one stockholder would be counted as voting in favor of the proposal.

         The holders of thirty-three and one third percent (33 1/3%) of the total number of shares entitled to be voted at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. In counting the number of shares voted, broker nonvotes and abstentions will not be counted and will have no effect. In counting the number of stockholders voting, (i) broker nonvotes will have no effect and (ii) abstentions will have the same effect as a negative vote or, in the case of the election of directors, as a vote not cast in favor of the nominee.

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, of Company Stock with companies in the NASDAQ Index and an Industry Group Index (Media General's Oil, Natural Gas Production Industry Group).

         The chart displayed below is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

                         1993      1994      1995      1996      1997      1998
                         ----      ----      ----      ----      ----      ----

Magellan Petroleum      100.00     57.89    163.16    210.53    192.11    192.11
Industry Index          100.00    107.96    112.49    134.39    152.42    131.77
Brood Market            100.00    109.66    128.61    161.89    195.02    258.52

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The Company knows of no person that owns beneficially more than 5% of the outstanding common stock of the Company.

                             SOLICITATION OF PROXIES

         The entire expense of preparing and mailing this Proxy Statement and any other soliciting material (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors and solicitors, public relations, transportation and litigation) will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the Company or certain of its employees by telephone, telegram and personal solicitation; however, no additional compensation will be paid to those employees in connection with such solicitation. In addition, the Company has retained the firm of Morrow & Co., to assist in the distribution of proxy solicitation materials for an estimated fee of $6,500 plus out-of-pocket expenses. The cost of the proxy solicitation will be borne by the Company.

         Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold of record, and the Company will reimburse such institutions for their reasonable out-of-pocket disbursements and expenses.

                              STOCKHOLDER PROPOSALS

         Stockholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company's 1999 Annual Meeting of Stockholders must submit the proposal by June 24, 1999.

        Article II, Section 2.1, of the Company's By-Laws provides in part that,

        At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For purposes of this
Section 2.1, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

        A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting

        (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

        (b) the name and address, as they appear on the corporation's books, of the stockholder intending to propose such business;

        (c) the class and number of shares of the corporation which are beneficially owned by the stockholder;

        (d) a representation that the stockholder is a holder of record of capital stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business;

        (e)  any material interest of the stockholder in such business.

         Notice by a stockholder under this provision of the Company's By-laws must have been received by October 2, 1998. No stockholder has submitted a proposal for the 1998 Annual Meeting of Stockholders which complied with the above requirements.

         All stockholder proposals should be submitted to the Secretary of Magellan Petroleum Corporation at 149 Durham Road, Oak Park - Unit 31, Madison, CT 06443. The fact that a stockholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the Company's By-Laws and proxy rules relating to such inclusion.

         IT  IS  IMPORTANT  THAT  PROXIES  BE  RETURNED   PROMPTLY.   THEREFORE,
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                             By Order of the Board of Directors,

                                             Timothy L. Largay
                                             Secretary

Dated:  October 9, 1998

                                    EXHIBIT A

                         MAGELLAN PETROLEUM CORPORATION
                             1998 STOCK OPTION PLAN

         1.       Purpose of Plan.

         The purpose of this Non-Qualified Stock Option Plan (the "Plan") is to further the interests of Magellan Petroleum Corporation, a Delaware corporation, (the "Company"), and its subsidiaries or affiliates, by providing eligible individuals (as designated in Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Company through the grant of options to purchase common stock of the Company or through the grant of Stock Appreciation Rights ("SARs"), and thus to provide an additional incentive to such persons to continue their affiliation with the Company and its subsidiaries or affiliates and to give them a greater interest in the success of the Company (options and SARs are referred to herein collectively as "Awards"). Options granted to eligible individuals ("Optionees") may be accompanied or followed by SARs or SARs may be granted to eligible individuals without accompanying option grants as described in Section 6, below.

         2.       Stock Subject to Plan.

         There shall be reserved for issuance or transfer upon the exercise of all Awards to be granted from time to time under the Plan an aggregate of 1,000,000 shares of the Company's common stock, one cent par value (the "Stock"), which shares may be in whole or in part authorized and unissued shares of stock or issued shares of stock which shall have been reacquired by the Company, as the Board of Directors shall from time to time determine. For the purposes of this Section 2, a share of Stock shall be deemed issued or transferred upon the exercise of any SAR. If any Award granted under the Plan shall expire, be surrendered to the Company or terminate for any reason without having been exercised in full, the shares of Stock subject thereto that have not been issued or transferred or deemed issued or transferred shall again be available for the purposes of the Plan.

         3.       Administration.

         The Plan shall be administered by a committee (the "Committee") of not less than two (2) members of the Board of Directors of the Company, appointed by the Board. Vacancies occurring in membership of the Committee shall be filled by the Board.

         The Committee shall keep minutes of its meetings. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it may determine. The Committee shall establish such rules and regulations for the conduct of its business as it shall deem advisable and may act without meeting by unanimous written consent. One or more members of the Committee may participate in a meeting of the Committee by means of conference telephone or similar communications equipment provided all persons participating in the meeting can hear one another. A majority of the entire Committee shall constitute a quorum, and the acts of a majority of the members present at or so participating in any meeting at which a quorum is constituted shall be the acts of the Committee.

         The Committee shall have absolute authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; and to make any and all other determinations deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive.

         Absent any other provision by the Board of Directors of the Company, the power and responsibilities of the Committee shall be vested and assumed by the Board of Directors of the Company acting as a committee of the whole.

         4.       Eligibility.

         Awards under the Plan may be granted to all employees, directors, officers of, and consultants and consulting firms to (i) the Company, (ii) subsidiary corporations of the Company from time to time (the "Subsidiaries"),
(iii) any business entity in which the Company shall from time to time have a substantial interest ("Affiliate"), who, in the sole opinion of the Committee are, from time to time, responsible for the management and/or growth of all or part of the business of the Company. In determining the persons to whom Awards shall be granted and the number of shares to be covered by each Award, the Committee may take into account the nature of the services rendered by such persons, their present and potential contribution to the Company's success, and such other factors as the Committee in its sole discretion shall deem relevant.

         5.       Stock Options

                  (a) Grant of Options. The Committee shall have absolute authority in its discretion, but subject to the express provisions of the Plan, to determine (i) the person to whom options shall be granted, (ii) the time or times at which options shall be granted, (iii) the number of shares to be subject to each option, (iv) the time or times at which an option can be exercised and whether in whole or in installments, and (v) the amount, if any, by which the exercise price of any granted option may be reduced during the term thereof.

                  (b) Option Agreements. The Committee shall have absolute authority in its discretion to determine the terms and provisions (and amendments thereof) of the respective option agreements (which need not be identical), including such terms and provisions (and amendments) as shall be required in the judgment of the Committee to conform to any change in any law or regulation applicable thereto. The Committee's determination on the foregoing matters shall be conclusive. All options granted pursuant to the Plan shall be evidenced by the Company and by the Optionee, in such form or forms as the Committee shall from time to time determine. Option agreements covering options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such option agreements shall comply with all terms of the Plan. The terms and conditions of any and all SARs granted at the same time as an option shall be included in the option agreement and shall comply with the terms of Section 6, below. Terms and provisions of agreements evidencing SARs granted alone or following the grant of an option shall comply with Section 6(b), below.

                  (c) Option Prices. The purchase price of each share of Stock subject to an option granted hereunder shall be determined by the Committee but may not be less than the fair market value of the Stock on the date of grant. The fair market value of the Stock on any given date shall be the closing price of the Stock on the Pacific Exchange (or the principal exchange on which the Stock is traded) on the date immediately prior to such grant, or, if no sales of the Stock occurred on that day, then the most recent day for which sales were reported.

                  (d)      Term and Exercise of Options.

                  (i) The Committee shall have authority in its discretion to prescribe in any option agreement that the option may be exercised in different installments during the term of the option. Unless otherwise determined by the Committee or in the option agreement, each option granted under the Plan shall be exercisable with respect to not more than one-third (1/3) of such shares of Stock subject thereto after the expiration of one (1) year following the date of its grant, and shall be exercisable as to an additional one-third (1/3) of such shares of Stock after the expiration of each of the succeeding two (2) years, on a cumulative basis, so that such option, or any unexercised portion thereof, shall be fully exercisable after a period of three (3) years following the date of its grant. An option that is exercisable under the Plan may be exercised by delivery to the Company (on any business day, at its principal office, addressed to the attention of the Committee) of a written notice of exercise, which notice shall specify the number of shares of Stock with respect to which the option is being exercised. The purchase price of the shares to be acquired shall be paid in full in cash upon the exercise of the option, except as provided in subsection (ii) below. The Company shall not be required to deliver certificates for such shares until payment has been made in accordance with the terms of this Section and such other conditions to the valid and lawful issuance of the shares as may exist from time to time shall have been fully satisfied.

                  (ii) Payment in full need not accompany the exercise of options provided that the Stock certificate or certificates for the shares for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company an amount in cash (or cash equivalents acceptable to the Company) equal to the exercise price for the shares of Stock purchased pursuant to the exercise of the option plus the amount (if any) of federal or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of an option. The Committee shall have the authority, but not the obligation, to establish at its discretion and in accordance with all applicable laws and the terms of this Plan, procedures by which an Optionee may exercise an option in accordance with this subsection 5(ii) absent the requirement that the Optionee deliver such certificates to a licensed broker, provided, that the Optionee deliver such certificates directly to the Company.

                  (iii) The term of each option shall be for such period as the Committee shall determine, but not more than ten years from the date of the granting thereof, or such shorter period as described in Sections 8 and 9 hereof.

                  (iv) As to employees, except as provided in Sections 8 and 9 hereof, an option granted to an employee of the Company or one of its Subsidiaries or Affiliates may not be exercised unless the holder thereof is at the time of such exercise (and has been since the date of the grant) an employee of the Company or one of its then Subsidiaries or a then Affiliate.

                  (v) An Optionee shall not have any of the rights of a stockholder with respect to the shares subject to option until such shares shall be issued or transferred to him upon exercise of his option.

                  (vi) The exercise of any option by a United States citizen or resident may be contingent upon receipt of a representation that at the time of such exercise it is the Optionee's present intention to acquire the shares being purchased for investment.

                  (vii) The certificate(s) representing shares issued upon exercise of any option may contain a legend restricting the transfer thereof.

         6.       Grant of Stock Appreciation Rights.

                  (a) Grant of SARs. The Committee shall have absolute authority in its discretion, but subject to the express provisions of the Plan, to determine (i) the person to whom SARs shall be granted, (ii) the time or times at which SARs shall be granted, (iii) the number of shares to be subject to each SAR, and (iv) the time or times at which a SAR can be exercised and whether in whole or in installments, and (v) the amount, if any, by which the exercise price of any granted SAR may be reduced during the term thereof. In the discretion of the Committee, a SAR may be granted alone; simultaneously with the grant of an option under the Plan and in conjunction therewith or in the alternative thereto; or subsequent to the grant of an option under the Plan and in conjunction therewith or in the alternative thereto.

                  (b) SAR Agreements. The Committee shall have absolute authority in its discretion to determine the terms and provisions (and amendments thereof) of the respective SAR agreements (which need not be identical), including such terms and provisions (and amendments) as shall be required in the judgment of the Committee to conform to any change in any law or regulation applicable thereto. The Committee's determination on the foregoing matters shall be conclusive. All SARs granted independently of or following options granted +pursuant to the Plan shall be evidenced by the Company and by the SAR holder, in such form or forms as the Committee shall from time to time determine. Such agreements concerning the grant of SARs granted from time to time or at the same time need not contain similar provisions; provided, however, that all such agreements shall comply with all terms of the Plan.

                  (c) SAR Prices.

                  (i) The exercise price of each SAR granted alone shall be determined by the Committee but may not be less than the fair market value of one share of the Stock on the date of grant. The fair market value of the Stock on any given date shall be the closing price of the Stock on the Pacific Stock Exchange (or the principal exchange on which the Stock is traded) on the date immediately prior to such grant, or, if no sales of the Stock occurred on that day, then the most recent day for which sales were reported.

                  (ii) A SAR granted simultaneously with or subsequent to the grant of an option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that a SAR, by its terms, shall be exercisable only when the fair market value of the shares subject to the SAR and related option exceeds the exercise price thereof.

                  (d) Term and Exercise of SARs.

                  (i) The Committee shall have authority in its discretion to prescribe in any SAR agreement that the SAR may be exercised in different installments during the term of the SAR. Unless otherwise determined by the Committee or in the SAR agreement, each SAR granted under the Plan shall be exercisable with respect to not more than one-third (1/3) of such shares of Stock subject thereto after the expiration of one (1) year following the date of its grant, and shall be exercisable as to an additional one-third (1/3) of such shares of Stock after the expiration of each of the succeeding two (2) years, on a cumulative basis, so that such SAR, or any unexercised portion thereof, shall be fully exercisable after a period of three (3) years following the date of its grant. A SAR shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Committee (the "Request"), a number of shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee, in its sole discretion), an amount in cash, or any combination of shares of Stock and cash, as specified in the Request (but subject to the approval of the Committee, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (i) the excess of the fair market value, on the day of such Request, of one (1) share over the exercise price per share specified in such SAR or its related option, multiplied by (ii) the number of shares for which such SAR shall be exercised.

                  (ii) Any election by a holder of a SAR to receive cash in full or partial settlement of such SAR, and any exercise of such SAR for cash, may be made only by a Request filed with the Committee during the period beginning on the third (3rd) business day following the date of release for publication by the Company of quarterly or annual summary statements of sales and earnings and ending on the twelfth (12th) business day following such date. Within thirty
(30) days of the receipt by the Company of a Request to receive cash in full or partial settlement of a right or to exercise such SAR for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request. A Request to receive cash in full or partial settlement of a SAR or to exercise a SAR for cash may provide that, in the event the Committee, shall disapprove such Request, such Request shall be deemed to be an exercise of such SAR for shares.

                  (iii) A holder of a SAR shall not be entitled to request or receive cash in full or partial payment of such SAR during the first six (6) months of its term; provided, however, that such prohibition shall not apply if the holder of such SAR is not subject to the reporting requirements of Section 16(a) of the Exchange Act. In no event will a holder of a SAR who is subject to the reporting requirements of Section 16(a) of the Exchange Act be entitled to make such a request or receive cash in full or partial payment of such SAR until the Company shall have satisfied the informational requirements of Rule
16b-3(e)(1) promulgated under the Exchange Act for the specified one-year period.

                  (iv) Upon exercise of a SAR granted simultaneously with or subsequent to an option and in the alternative thereto, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR shall have been exercised. The number of shares for which a SAR shall be exercisable shall be reduced upon any exercise of a related option by the number of shares for which such option shall have been exercised.

                  (v) If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a SAR or to exercise such SAR for cash, such disapproval shall not affect such holder's right to exercise such SAR at a later date, to the extent that such SAR shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related option or options granted to such holder under the Plan.

                  (vi) The term of each SAR shall be for such period as the Committee shall determine, but not more than ten years from the date of the granting thereof, or such shorter period as described in Sections 8 and 9 hereof. A SAR shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the SAR exceeds the exercise price thereof on such date.

                  (vii) As to employees, except as provided in Sections 8 and 9 hereof, an option granted to an employee of the Company or one of its Subsidiaries or Affiliates, may not be exercised unless the holder thereof is at the time of such exercise (and has been since the date of the grant) an employee of the Company of one of its then Subsidiaries or a then Affiliate.

                  (viii) Any SAR shall be exercisable upon such additional terms and conditions as may from time to time be prescribed the Committee.

         7.       Restrictions on Transfer of Awards.

         Subject to the terms of Section 9 below, Awards are transferable only to members of the Optionee's immediate family. For purposes of this Section 7, an Optionee's immediate family includes, and only includes, the parents, spouse and children of the Optionee.

         8.       Termination of Employment.

         In the case of an Award granted to any employee of the Company or one of its Subsidiaries or Affiliates, in the event of termination of employment, other than (a) a termination that is either (i) for cause or (ii) voluntary on the part of the employee and without the written consent of the Company, or (b) a termination by reason of death, the employee may (unless otherwise provided in his or her award agreement) exercise his or her Award at any time within three months after such termination of employment, or such other time as the Committee shall authorize, but in no event after ten years from the date of granting thereof, to the extent of the number of shares subject to the Award and exercisable by him or her at the date of termination of his or her employment. In the event of the termination of the employment of an employee to whom an Award has been granted under the Plan that is either (i) for cause or (ii) voluntary on the part of the employee without the written consent of the Company, any Award granted pursuant to the Plan, to the extent not theretofore exercised, shall terminate forthwith. Nothing in the Plan or any Award agreement shall confer on any individual any right to continue in any capacity his relationship with the Company or any of its Subsidiaries or Affiliates or interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate such relationship at any time.

         9. Rights in the Event of Death of Holder of Awards.

         In the event of the death of any holder of an Award which has been granted under the Plan, such Award (unless previously terminated or exercised) may be exercised (to the extent exercisable by such person at the date of his or her death) by a legatee or legatees of such option under such person's will, or by such person's legal representative or distributees, at any time within a period of one year after his death, but not after ten years from the date of granting thereof.

         10.      Reload Options.

         Within the Committee's complete discretion, whenever an Optionee holding options (the "Original Option") outstanding under the Plan (including any Reload Option granted under this Section) exercises the Original Option and makes payment of the option price in whole or in part by delivering shares of common stock (valued at the then current fair market value per share) previously held by that individual (the "Owned Shares"), then that Optionee may receive a new option (the "Reload Option") in an amount equal to the Owned Shares surrendered by the Optionee in payment of the purchase price for the Original Option being exercised. All such Reload Options granted hereunder shall be nonqualified stock options and shall be subject to the following terms and conditions:

                  (a) the option price per share shall be the then current fair market value per share of the common stock as of the date of exercise of the Original Option; and

                  (b) the Committee shall have absolute authority in its discretion to determine all other terms and conditions of Reload Options.

         11.      Adjustment Upon Changes in Capitalization.

         Notwithstanding any other provisions of the Plan, each Award agreement shall contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to such Award and of the exercise price in the event of changes in the outstanding Stock by reasons of any stock dividend, split-up, recapitalization, rights offering, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, divisive reorganization or liquidation and the like, and, in the event of any such change in the outstanding Stock, the aggregate number and class of shares authorized to be issued under the Plan shall be appropriately adjusted by the Committee, whose determination of such adjustment shall be conclusive.

         12.      Adjustments Upon Change of Control.

         In the case of a Change of Control (as defined below) of the Company, each Option and SAR then outstanding shall immediately be nonforfeitable and exercisable in full.

         The term "Change of Control" shall mean the occurrence of any of the following events:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing more than 15% of the combined voting power of the Company's then outstanding voting securities; provided, however, a Change of Control shall not be deemed to occur solely because such person acquired beneficial ownership of more than 15% of the combined voting power of the Company's then outstanding voting securities as a result of the acquisition of voting securities by the Company, which by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by such person, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition by the Company, such person becomes the beneficial owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by such person, then a Change of Control shall occur;

                  (ii) during any period of 24 consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsection (i), (iii) or (iv) of this Section 12) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-third (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

                  (iii) the stockholders of the Company approve a merger, consolidation or reorganization of the Company with any other corporation, other than a merger, consolidation or reorganization which would result in the stockholders of the Company immediately before such merger, consolidation or reorganization, owning, directly or indirectly immediately following such merger, consolidation or reorganization, at least 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding in immediately after such merger, consolidation or reorganization in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation, or reorganization; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         13.      Tax Withholding.

         Any obligation of the Company to issue shares of stock or cash pursuant to the grant or exercise of any Award shall be conditioned on the Award holder having paid or made provision for payment of all applicable tax withholding obligations, if any, satisfactory to the Committee. The Company and its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Award holder.

         14.      Amendment and Termination.

         The Board of Directors of the Company may make such modifications or amendments to the Plan as it shall deem advisable, or in order to conform to any change in any law or regulation applicable thereto. Without the consent of any person to whom any Award shall therefore have been granted, no termination, modification or amendment of the Plan shall adversely affect any rights which may previously have been granted under the Plan to such persons.

         15.      Term of Plan.

         The Plan shall take effect on January 1, 1998 (the "Effective Date") and shall remain effective until termination by the Board of Directors of the Company or until all shares of Stock authorized to be issued pursuant to the Plan have been issued or transferred or deemed issued or transferred as provided in Section 2.

         16.      Shareholder Approval.

         The Plan will be submitted to the common stockholders of the Company for confirmation, ratification and approval by the holders of a majority of the outstanding shares of common stock of the Company by any method adequate under Delaware law in the case of an action requiring shareholder approval. If the Plan is not approved by the holders of a majority of the outstanding shares of common stock of the Company by December 31, 1998, then the Plan shall terminate and any Awards granted hereunder shall be void and of no further force or effect.